Exhibit 10.63

[•] Shares

Resaca Exploitation, Inc.

Common Stock

($0.01 Par Value)

EQUITY UNDERWRITING AGREEMENT

                  , 2010

RBC Capital Markets Corporation

As the Representative of the

     several underwriters named in Schedule I hereto

c/o RBC Capital Markets

One Liberty Plaza, 165 Broadway

New York, NY 10006-1404

Ladies and Gentlemen:

Resaca Exploitation, Inc., a Texas corporation (the “Issuer”), proposes to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as Representative (the “Representative”) an aggregate of [•] shares of the Issuer’s common stock, $0.01 par value (the “Firm Securities”).  The respective amounts of the Firm Securities to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto.  The Issuer also proposes to sell at the Underwriters’ option an aggregate of up to [•] additional shares of the Issuer’s common stock (the “Option Securities”) as set forth in Section 2 below.

As the Representative, you have advised the Issuer (a)  that you are authorized to enter into this Equity Underwriting Agreement (this “Agreement”) on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Securities set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Securities if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.  The Firm Securities and the Option Securities (to the extent the aforementioned option is exercised) are herein collectively called the “Shares.”

The Issuer has prepared a registration statement on Form S-1 (File No. 333-164551) with respect to the Shares pursuant to the Securities Act of 1933, as amended (the “Securities Act”),

and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder.  As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Issuer with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; “Pricing Prospectus” means the Preliminary Prospectus that was included in the Registration Statement immediately prior to the Applicable Time (as defined below);  “Prospectus” means the prospectus in the form first used to confirm sales of Shares; “Registration Statement” means such registration statement, as amended at the Effective Time, including all information deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Securities Act relating to the Shares; and “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares.  If the Issuer has filed an abbreviated registration statement to register additional Common Securities pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  For the purposes of this Agreement, the “Applicable Time” is       :           m (Eastern time) on the date of this Agreement.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.                                       REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

The Issuer represents and warrants to each of the Underwriters as follows:

(a)           The Registration Statement has been filed with the Commission under the Securities Act and has become effective under the Securities Act.  No stop order suspending the effectiveness of such registration statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Issuer, threatened by the Commission. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus.  Copies of such registration statement and each of the amendments thereto have been delivered by the Issuer to you.  The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations.  The Prospectus and the Pricing Prospectus each conforms and, as amended or supplemented, will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations.  As of the Effective Date, the date hereof, the Closing Date (as defined below) and each Option Closing Date (as defined below), if any, the Registration Statement does not and will not, and any further amendments to the Registration Statement will not, when they become effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of its date and the date hereof, the Prospectus does not, and as amended or supplemented on the Closing Date and each Option Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule II(a) hereto, taken together with the final pricing information included on the cover page of the Prospectus (collectively, the “Disclosure Package”), as of the Applicable Time did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus listed on Schedule II(a) or Schedule II(b) hereto does not conflict with the information contained in the Registration Statement; and each such Issuer Free Writing Prospectus listed on Schedule II(b), as supplemented by and taken together with the Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this sentence do not apply to statements or omissions in the Registration Statement, the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by any Underwriter through RBC Capital Markets Corporation expressly for use therein, such information being listed in Section 15 below.  The Issuer filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range.

(b)           Each of the statements made by the Issuer in such documents within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any projections, results of operations or statements with respect to future available cash or future cash distributions of the Issuer or the anticipated ratio of taxable income to distributions, was made or will be made with a reasonable basis and in good faith.  Notwithstanding the foregoing, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with written information concerning the Underwriters furnished to the Issuer by or on behalf of any Underwriter specifically for inclusion in the Registration Statement, the Pricing Prospectus or the Prospectus.

(c)           This Agreement has been duly authorized, executed and delivered by the Issuer, and constitutes a valid, legal, and binding obligation of the Issuer, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity.  The Issuer has full power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement.

(d)           The Issuer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and the Disclosure Package.  Each of the subsidiaries of the Issuer, as listed in Exhibit A hereto (collectively, the “Subsidiaries”), has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and the Disclosure Package.  The Subsidiaries are the only subsidiaries, direct or indirect, of the Issuer.  The Issuer and each of the Subsidiaries are duly qualified to transact business and are in good standing in all jurisdictions in which the conduct of their business requires such qualification; except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, rights, operations, earnings, business, management or prospects of the Issuer and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).  The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise provided in the New Facility (as defined in the Prospectus) and as disclosed in the Prospectus and the Disclosure Package, are wholly owned by the Issuer or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(e)           The outstanding shares of common stock of the Issuer have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Issuer have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and, except as disclosed in the Prospectus and the Disclosure Package, no preemptive rights of shareholders of the Issuer exist with respect to any of the outstanding shares of common stock of the Issuer, the Shares or the issue and sale of the Shares.  Except as disclosed in the Prospectus and the Disclosure Package, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of common stock of the Issuer.

(f)            The information set forth under the caption “Capitalization” in the Prospectus and the Disclosure Package is true and correct.  All of the Shares conform to the description thereof contained in the Prospectus and the Disclosure Package.  The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Issuer’s incorporation.  Except as fully and accurately described in the Prospectus and the Disclosure Package, immediately after the issuance and sale of the Shares to the Underwriters, no shares of the preferred stock of the Issuer shall be issued and outstanding and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Issuer shall have any existing or future right to acquire any shares of Preferred Stock of the Issuer.  No holders of securities of the Issuer have rights to the registration of such securities under the Registration Statement that have not been waived.

(g)           The consolidated financial statements of the Issuer and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, the Prospectus and the Disclosure Package, present fairly the financial position and the results of operations and cash flows of the entities purported to be shown therein, at the indicated dates and for the indicated periods; provided, however, that as to the consolidated financial statements of Cano Petroleum, Inc., a Delaware corporation (“Cano”), such foregoing representation is made to the knowledge of the executive officers of the Issuer.  Such financial statements and related schedules have been prepared in accordance with U.S. generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made; provided, however, that as to the consolidated financial statements of Cano such foregoing representation is made to the knowledge of the executive officers of the Issuer. The summary financial and statistical data included in the Registration Statement, the Prospectus and the Disclosure Package presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the entities purported to be shown therein; provided, however, that as to the summary financial and statistical data of Cano, such foregoing representation is made to the knowledge of the executive officers of the Issuer.  The pro forma financial statements and other pro forma financial information included in the Registration Statement, Prospectus and the Disclosure Package present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Issuer, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.  The statistical, industry-related and market-related data included in the Registration Statement, the Prospectus and the Disclosure Package are based on or derived from sources which the Issuer reasonably and in good faith believes are reliable and accurate.

(h)           The Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(i)            UHY LLP and Hein & Associates LLP, which each has certified certain financial statements of the Issuer and Cano, respectively, contained in the Registration Statement or the Prospectus and delivered its opinion with respect to its respective audited financial statements and schedules included in the Registration Statement and included or incorporated by reference in the Prospectus, is an independent registered public accounting firm with respect to the entity purported to be shown in such audited financial statements and schedules within the meaning Regulation S-X under of the Securities Act and the Exchange Act.

(j)            Haas Petroleum Engineering Services, Inc., whose reports dated January 22, 2010 and March 24, 2010 are referenced in the Registration and Prospectus, and Miller & Lents, Ltd., whose report dated July 14 is referenced in the Registration Statement and Prospectus, were, as of the date of such reports, and are, as of the date hereof, independent petroleum engineers with respect to the Issuer and Cano, respectively.

(k)           The oil and natural gas reserve estimates contained or incorporated by reference into the Registration Statement and included in the Prospectus have been prepared by independent reserve engineers in accordance with Commission guidelines applied on a consistent basis throughout the periods involved, and the Issuer and the Subsidiaries have no reason to believe that such estimates do not fairly reflect the oil and natural gas reserves of the Issuer and the Subsidiaries as of the dates indicated; provided, however, that as to the oil and natural gas reserve estimates of Cano, such foregoing representation is made to the knowledge of the executive officers of the Issuer.  Other than production of the reserves in the ordinary course of business and intervening product price fluctuations described in the Registration Statement and the Prospectus, the Issuer and the Subsidiaries are not aware of any facts or circumstances that would cause a Material Adverse Effect in the reserves or the present value of future net cash flows therefrom as described in the Registration Statement or the Prospectus.

(l)            There are no legal or governmental actions, suits or proceedings pending or, to the the Issuer’s knowledge, threatened (i) against or affecting the Issuer or any of the Subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Issuer or any of the Subsidiaries, where in any such case any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement..

(m)          No labor problem or dispute with the employees of the Issuer or the Subsidiaries exists or, to the Issuer’s knowledge, is threatened or imminent, and the Issuer is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(n)           The Issuer and the Subsidiaries have satisfactory or good and defensible title to substantially all of its interests in its oil and gas properties, title investigations having been carried out by or on behalf of such persons in accordance with standards generally accepted in the oil and gas industry in the areas in which the Issuer and the Subsidiaries operate and good and defensible title to all other real property and other natural properties and assets owned by the Issuer and the Subsidiaries as reflected in the financial statements (or as described in the Prospectus and the Disclosure Package) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Prospectus and the Disclosure Package) or which are not material in amount.  The Issuer and the

Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Prospectus and the Disclosure Package.

(o)           The Issuer and the Subsidiaries have filed all Federal, State, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with U.S. generally accepted accounting principles applied in the United States.  All tax liabilities have been adequately provided for in the financial statements of the Issuer, and the Issuer has no knowledge of any actual or proposed additional material tax assessments.  There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Issuer or sale by the Issuer of the Shares.

(p)           Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective change which has had or is reasonably likely to have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Issuer or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Prospectus and the Disclosure Package.  The Issuer and the Subsidiaries have no material contingent obligations that are not disclosed in the Issuer’s financial statements in the Registration Statement and the Prospectus.

(q)           Neither the Issuer nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Certificate of Formation, Certificate of Incorporation or equivalent charter document (“Charter”) or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect.  The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer or any of the Subsidiaries is a party, or of the Charter or By-Laws of the Issuer or any order, rule or regulation applicable to the Issuer or any of the Subsidiaries of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

(r)            No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Issuer’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus, except such as have been obtained or made by the Issuer and are in full force and effect under the Securities Act, and applicable state securities or blue sky laws.

(s)           The Issuer and each of the Subsidiaries has all material licenses, certifications, permits, franchises, approvals, clearances and other regulatory authorizations (“Permits”) from governmental authorities as are necessary to conduct its businesses as currently conducted and to own, lease and operate its properties in the manner described in the Prospectus and the Disclosure Package.  There is no claim, proceeding or controversy, pending or, to the knowledge of the Issuer or any of the Subsidiaries, threatened, involving the status of or sanctions under any of the Permits.  The Issuer and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to the Permits, and, to the knowledge of the Issuer and each of the Subsidiaries, no event has occurred which allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Issuer or any of the Subsidiaries under such Permit.  None of the Permits contains any restriction that is materially burdensome on the Issuer or any of its Subsidiaries.

(t)            To the Issuer’s knowledge, there are no affiliations or associations between any member of the FINRA and any of the Issuer’s officers, directors or 5% or greater security holders, except as set forth in the Registration Statement.

(u)           Neither the Issuer, nor to the Issuer’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of common stock of the Issuer to facilitate the sale or resale of the Shares.  The Issuer acknowledges that the Underwriters may engage in passive market making transactions in the Shares on the NYSE Amex in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(v)           Neither the Issuer nor any of the Subsidiaries is an “investment company” within the meaning of such term under the Investment Issuer Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1940 Act”).

(w)          The Issuer and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties, to the Issuer’s knowledge, and as is customary for companies engaged in similar industries.  All policies of insurance insuring the Issuer or any Subsidiary or any of their respective businesses, assets, employees, officers and directors are in full force and effect, and the Issuer and the Subsidiaries are in compliance with the terms of such policies in all material respects. There are no claims by the Issuer or any Subsidiary under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

(x)            The Issuer is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended,

including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Issuer would have any liability; the Issuer has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Issuer would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(y)           Other than as contemplated by this Agreement or disclosed in the Registration Statement, the Issuer has not incurred any liability for any finder’s or broker’s fee, or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(z)            The Issuer’s merger with Cano (the “Merger”) has been approved by the Board of Directors and the shareholders of the Issuer and Cano in accordance with applicable law and complies in all respects with all applicable laws of the States of Texas and Delaware and the U.S. federal securities laws. The Issuer has received all necessary consents, authorizations and approvals of third parties necessary to effect the Merger and the Issuer is aware of no impediments to the scheduled closing of the Merger on [•], 2010.

(aa)         Other than the Subsidiaries, the Issuer does not own, directly or indirectly, any shares of capital stock and does not have any other equity or ownership or proprietary interest in any corporation, partnership, association, trust, limited liability company, joint venture or other entity.

(bb)         There are no statutes, regulations, contracts or other documents (including, without limitation, any voting agreement) that are required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement that are not described or filed as required.  Neither the Issuer nor any of the Subsidiaries has sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement, Prospectus or the Disclosure Package, or filed as an exhibit to the Registration Statement, and no such termination has been threatened by the Issuer, any Subsidiary or any other party to any such contract or agreement.

(cc)         To the Knowledge of the Issuer, neither the Issuer nor any Subsidiary is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous chemicals, toxic substances or radioactive and biological materials or relating to the protection or restoration of the environment or human exposure to hazardous chemicals, toxic substances or radioactive and biological materials (collectively, “Environmental Laws”).  To the knowledge of the Issuer, neither the Issuer nor the Subsidiaries own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Issuer is not aware of any pending investigation which might lead to such a claim.

(dd)         Neither the Issuer nor any of the Subsidiaries, nor, to the knowledge of the Issuer, any of its directors, officers, agents, employees, affiliates or other persons acting on behalf of the Issuer or the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in the furtherance of any offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Issuer and, to the knowledge of the Issuer, its affiliates have conducted their business in compliance with the CPA and have instituted and maintain policies and procedures designated to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ee)         No forward-looking statement (within the meanings of Section 27A of the Act and Section 21E under the Exchange Act) or presentation of market related or statistical related contained in either the Disclosure Package or Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed in other than good faith.

(ff)           Any certificate signed by any officer of the Issuer and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Shares contemplated hereby shall be deemed a representation and warranty by the Issuer to each Underwriter and shall be deemed to be a part of this Section 1 and incorporated herein by this reference.

(gg)         To the knowledge of the executive officers of the Issuer, Cano is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”).

(hh)         The Issuer is actively taking steps so that it will be in compliance with the Sarbanes-Oxley Act that will become applicable to the Issuer following the completion of the Merger and the offering of the Shares.

(ii)           The Issuer has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) as are applicable to it; the Issuer’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Issuer in the reports that it will file or furnish under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Commission, and that all such information is accumulated and communicated to the Issuer’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Issuer required under the Exchange Act with respect to such reports.

(jj)                                  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuer to or for the benefit of any of the officers or directors of the Issuer or any of their respective family members, except as disclosed in the Prospectus and the Disclosure Package. The Issuer has not directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Issuer.

(kk)                            The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Critical Accounting Policies and Estimates” in the Registration Statement, the Prospectus and the Disclosure Package accurately and fully describes accounting policies which the Issuer believes are the most important in the portrayal of the financial condition and results of operations of the Issuer and its Subsidiaries and which require management’s most difficult, subjective or complex judgments.

(ll)                                  Neither the Issuer nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the rules and regulations promulgated thereunder with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Prospectus and the Disclosure Package, neither the Issuer nor any of its affiliates has sold or issued any security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of common stock of the Issuer issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Prospectus and the Disclosure Package.

2.                                       PURCHASE, SALE AND DELIVERY OF THE FIRM SECURITIES.

(a)                                  On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Issuer agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[ ] per share, the number of Firm Securities set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 8 hereof.

(b)                                 Payment for the Firm Securities to be sold hereunder is to be made in New York Clearing House funds by Federal (same day) against delivery of certificates therefor to the Representative for the several accounts of the Underwriters.  Such payment and delivery are to be made through the facilities of the Depository Trust Issuer, New York, New York at 10:00 a.m.,

New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Issuer shall agree upon, such time and date being herein referred to as the “Closing Date.”  As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

(c)                                  In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuer hereby grants an option to the several Underwriters to purchase the Option Securities at the price per share as set forth in the paragraph (a) of this Section.  The option granted hereby may be exercised in whole or in part by giving written notice within 30 days after the date of this Agreement, by you, as the Representative of the several Underwriters, to the Issuer setting forth the number of Option Securities as to which the several Underwriters are exercising the option, the names and denominations in which the Option Securities are to be registered and the time and date at which such certificates are to be delivered.  The time and date at which certificates for Option Securities are to be delivered shall be determined by the Representative but shall not be earlier than three nor later than 5 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”).  If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date.  The number of Option Securities to be purchased by each Underwriter shall be in the same proportion to the total number of Option Securities being purchased as the number of Firm Securities being purchased by such Underwriter bears to the total number of Firm Securities, adjusted by you in such manner as to avoid fractional shares.  The option with respect to the Option Securities granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters.  To the extent, if any, that the option is exercised, payment for the Option Securities shall be made on the Option Closing Date in Federal (same day funds) through the facilities of the Depository Trust Issuer in New York, New York drawn to the order of the Issuer.

3.                                       OFFERING BY THE UNDERWRITERS.

It is understood that the several Underwriters are to make a public offering of the Firm Securities as soon as the Representative deems it advisable to do so.  The Firm Securities are to be initially offered to the public at the initial public offering price set forth in the Prospectus.  To the extent, if at all, that any Option Securities are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

It is further understood that you will act as the Representative for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.                                       COVENANTS.

(a)                                  The Issuer - covenants and agrees with the several Underwriters that it will (i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representative containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations; (ii) not file any amendment to the Registration Statement or supplement to the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus of which RBC Capital Markets Corporation shall not previously have been advised and furnished with a copy or to which the Representative shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Issuer with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

(b)                                 The Issuer has not distributed and without the prior consent of RBC Capital Markets Corporation, it will not distribute any prospectus or other offering material (including, without limitation, any offer relating to the Shares that would constitute a Free Writing Prospectus and content on the Issuer’s website that may be deemed to be a prospectus or other offering material) in connection with the offering and sale of the Shares, other than the materials referred to in Section 1(a).   Each Underwriter represents and agrees that it has not made and, without the prior consent of the Issuer and RBC Capital Markets Corporation, it will not make, any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus.  Any such Issuer Free Writing Prospectus the use of which has been consented to by the Issuer and RBC Capital Markets Corporation, is listed on Schedule II(a) or Schedule II(b) hereto.  The Issuer has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.  The Issuer represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.  The Issuer agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Issuer will give prompt notice thereof to RBC Capital Markets Corporation and, if requested by RBC Capital Markets Corporation, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission.

(c)                                  The Issuer will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Issuer.

(d)                                 The Issuer will advise the Representative promptly (i) when the Registration Statement or any post-effective amendment thereto shall have become effective; (ii) of receipt of any comments from the Commission; (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose.  The Issuer will use its commercially reasonable efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

(e)                                  The Issuer will cooperate with the Representative in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representative may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent.  The Issuer will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representative may reasonably request for distribution of the Shares.

(f)                                    The Issuer will deliver to, or upon the order of, the Representative, from time to time, as many copies of any Preliminary Prospectus as the Representative may reasonably request.  The Issuer will deliver to, or upon the order of, the Representative during the period when delivery of a Prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representative may reasonably request.  The Issuer will deliver to the Representative at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representative such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) and of all amendments thereto, as the Representative may reasonably request.

(g)                                 The Issuer will comply with the Securities Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus.  If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Issuer or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Issuer promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

(h)                                 The Issuer will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(i)                                     Prior to the Closing Date, the Issuer will furnish to the Underwriters, as soon as they have been prepared by or are available to the Issuer, a copy of any unaudited interim financial statements of the Issuer for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

(j)                                     Without the prior written consent of the Representative on behalf of the Underwriters, the Issuer will not, during the period ending 180 days after the date of the Prospectus relating to the offering of the Shares, which shall be reduced to120 days in connection with an acquisition of assets or merger (such period, as it may be extended below, the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Issuer or any securities convertible into or exercisable or exchangeable for shares of common stock of the Issuer or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of common stock of the Issuer, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of common stock of the Issuer or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of common stock of the Issuer or any securities convertible into or exercisable or exchangeable for shares of common stock of the Issuer; provided, however, that the Issuer may, without the prior written consent of the Representative on behalf of the Underwriters, (A) issue shares of common stock of the Issuer or securities convertible into or exercisable or exchangeable for shares of common stock of the Issuer pursuant to the exercise of the warrants or options, in each case outstanding on the date hereof and described in the Prospectus and the Disclosure Package, and provided that such issued shares shall be subject to the Lock-Up Period as described above; (B) grant restricted stock of the Issuer, stock options to acquire shares of common stock of the Issuer or restricted common stock of the Issuer to employees, officers, directors, advisors and consultants of the Issuer, the Subsidiaries or Cano pursuant to the terms of a plan in effect on the date hereof and described in the Prospectus and the Disclosure Package and issue shares of common stock of the Issuer pursuant to the exercise of any such stock options, and provided that such issued shares shall be subject to the Lock-Up Period as described above; (C) file with the Commission a registration statement under the Securities Act of Form S-8 with respect to securities of the Issuer issued pursuant to an employee stock purchase plan as described in the Prospectus and the Disclosure Package; and (D) file with the Commission a shelf registration statement under the Securities Act on Form S-1 with respect to the shares of common stock of the Issuer which may be issued upon the conversion of the preferred stock of the Issuer.  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Issuer issues an earnings release or material news or a material event relating to the Issuer occurs; or (2) prior to the expiration of the 180-day restricted period, the Issuer announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Issuer, as the case may be, unless the Representative waives, in writing, such extension.

(k)                                  The Issuer will use its commercially reasonable efforts to list, subject to notice of issuance, the Shares on the NYSE AMEX.

(l)                                     The Issuer has caused each of the officers, directors and specific shareholders of the Issuer listed on Schedule III hereto to furnish to the Underwriters, on or prior to the date of this agreement, a letter or letters, in the form attached hereto as Exhibit B and with only such changes as are satisfactory to the Representative (the “Lockup Agreements”).

(m)                               The Issuer shall apply the net proceeds of its sale of the Shares as described under the heading “Use of Proceeds” in the Prospectus and the Disclosure Package and shall report with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

(n)                                 The Issuer shall not invest, or otherwise use the proceeds received by the Issuer from its sale of the Shares in such a manner as would require the Issuer or any of the Subsidiaries to register as an investment company under the 1940 Act.

(o)                                 The Issuer will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Issuer, a registrar for the Common Stock.

5.                                       COSTS AND EXPENSES.

The Issuer will pay all costs, expenses and fees incident to the performance of the obligations of the Issuer under this Agreement, including, without limiting the generality of the foregoing, the following:  accounting fees of the Issuer; the fees and disbursements of counsel for the Issuer; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Pricing Prospectus, any Issuer Free Writing Prospectus, the Prospectus, the Underwriters’ Selling Memorandum and the Underwriters’ Invitation Letter, if any, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; and the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the FINRA of the terms of the sale of the Shares; the Listing Fee of FINRA.

The Issuer shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under FINRA regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 5 hereof are not satisfied, or because this Agreement is terminated by the Representative pursuant to Section 10 hereof, or by reason of any failure, refusal or inability on the part of the Issuer to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Issuer shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including all fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Issuer shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares and, further, in no event shall the Issuer be responsible for expenses of the Underwriters in excess of $250,000.

6.                                       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

The several obligations of the Underwriters to purchase the Firm Securities on the Closing Date and the Option Securities, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date and the Option Closing Date, if any, of the representations and warranties of the Issuer contained herein, and to the performance by the Issuer of its covenants and obligations hereunder and to the following additional conditions:

(a)                                  The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representative and complied with to their reasonable satisfaction.  All material required to be filed by the Issuer pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Issuer has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.  No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Issuer, shall be contemplated by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Issuer, shall be contemplated by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Representative’s reasonable satisfaction; and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

(b)                                 The Representative shall have received on the Closing Date and each Option Closing Date, if any, the opinions of Haynes and Boone, LLP, counsel for the Issuer dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters substantially in the form and substance as set forth on Exhibit [•] hereto.

(c)                                  The Representative shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, an opinion dated the Closing Date and the Option Closing Date, if any, with respect to the formation of the Issuer, the validity of the Shares and other related matters as the Representative reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(d)                                 The Representative shall have received at or prior to the Closing Date from Vinson & Elkins L.L.P. a memorandum or summary, in form and substance satisfactory to the Representative, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representative may reasonably have designated to the Issuer.

(e)                                  The Representative shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, if any, in form and substance satisfactory to you, of each of UHY LLP and Hein & Associates LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and the Prospectus.

(f)                                    The Representative shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, if any, letters dated the date hereof, the Closing Date or the Option Closing Date, if any, in form and substance satisfactory to the Representative, of Haas Petroleum Engineering Services, Inc. and Miller and Lents, Ltd., stating the conclusions and findings of such firms with respect to the oil and natural gas reserves of the Issuer and Cano, respectively.

(g)                                 The Representative shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Issuer’s Chief Executive Officer and Chief Financial Officer to the effect that, as of the Closing Date or the Option Closing Date, if any, each of them severally represents as follows:

(i)                                     The Registration Statement has become effective under the Securities Act and, to his knowledge, no stop order suspending the effectiveness of the

Registrations Statement has been issued, and, to his knowledge, no proceedings for such purpose have been taken or are contemplated by the Commission;

(ii)                                  The representations and warranties of the Issuer contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, if any;

(iii)                               All filings required to have been made pursuant to Rules 424 or 430A under the Securities Act have been made;

(iv)                              They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

(v)                                 Since the respective dates as of which information is given in the Disclosure Package, (1) there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business; (2) neither the Issuer nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package, and (3) except as set forth or contemplated in the Disclosure Package, there shall not have been any change in the capital stock (other than issuances of capital stock in the ordinary course of business pursuant to the Issuer’s employee benefit plans) or long-term debt of the Issuer or any of the Subsidiaries.

(h)                                 The Issuer shall have furnished to the Representative such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representative may reasonably have requested.

(i)                                     The Firm Securities and Option Securities, if any, shall have been approved for designation upon notice of issuance on the NYSE AMEX.

(j)                                     The Lockup Agreements described in Section 4(k) shall be in full force and effect.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representative and to Vinson & Elkins L.L.P., counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative.

In such event, the Issuer and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.                                       CONDITIONS OF THE OBLIGATIONS OF THE ISSUER.

The obligations of the Issuer to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.                                       INDEMNIFICATION.

(a)                                  The Issuer agrees:

(i)                                     to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act,  (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided, however, that the Issuer shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, Pricing Prospectus, the Prospectus, or such amendment or supplement, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in reliance upon and in conformity with written information furnished to the

Issuer by or through the Representative specifically for use in the preparation thereof, such information being listed in Section 15 below.

(ii)                                  to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding.  In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b)                                 Each Underwriter severally and not jointly will indemnify and hold harmless the Issuer, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Issuer or any such director, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i)  any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, or in any Issuer Free Writing Prospectus (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Issuer or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, or in any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer by or through the Representative specifically for use in the preparation thereof, such information being listed in Section 15 below.

(c)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing.  No indemnification provided for in Section 10(a) or (b) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 10(a) or (b).  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense.  Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,  (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties.  Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Issuer in the case of parties indemnified pursuant to Section 8(b).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(d)                                 If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Issuer and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Subsection shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Subsection, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this Subsection to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any supplement or amendment thereto, or any Issuer Free Writing Prospectus, each party against whom contribution may be sought under this Section hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

(f)                                    Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.  The indemnity and contribution agreements contained in this Section and the representations and warranties of the Issuer set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Issuer, its directors or officers or any persons controlling the Issuer, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement.  A successor to any Underwriter, or to the Issuer, its directors or officers, or any person controlling the Issuer, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section.

9.                                       DEFAULT BY UNDERWRITERS.

If on the Closing Date or the Option Closing Date, if any, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Issuer), you, as the Representative of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Issuer such amounts as may be agreed upon and upon the terms set forth herein, the Firm Securities or Option Securities, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase.  If during such 36 hours you, as such Representative, shall not have procured such other Underwriters, or any others, to purchase the Firm Securities or Option Securities, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Securities or Option Securities, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Securities or Option Securities, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Securities or Option Securities, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Securities or Option Securities, as the case may be, covered hereby, the Issuer or you as the Representative of the Underwriters will have the right to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Issuer except to the extent provided in Section 8 hereof.  In the event of a default by any Underwriter or Underwriters, as set forth in this Section, the Closing Date or Option Closing Date, if any, may be postponed for such period, not exceeding seven days, as you, as Representative, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected.  The term “Underwriter” includes any person substituted for a defaulting Underwriter.  Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.                                 NOTICES.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

if to the Underwriters, to		RBC Capital Markets Corporation
c/o RBC Capital Markets
One Liberty Plaza, 165 Broadway
New York, NY 10006-1404
	Attention:	Joe Morea
Syndicate Director
Fax: (212) 428-6260

with a copy to:		Vinson & Elkins L.L.P.
(which shall not		First City Tower
constitute notice)		1001 Fannin Street, Suite 2300
Houston, TX 77002
Attention: T. Mark Kelly
Fax: (713) 615-5531

if to the Issuer to		Resaca Exploitation, Inc.
1331 Lamar, Suite 1450
Houston, TX 77010
	Attention:	John J. Lendrum, III
Chief Executive Officer
Fax: ( )

with a copy to:		Haynes and Boone, LLP
(which shall not		One Houston Center
constitute notice)		1221 McKinney, Suite 2100
Houston, TX 77010
Attention: Bryce D. Linsenmayer
Fax: (713) 236-5540

11.                                 TERMINATION.

(a)                                  Prior to the Closing Date and, with respect to the Option Securities, the Option Closing Date, this Agreement may be terminated by the Representative by notice given to the Issuer if at any time: (i) trading or quotation in any of the Issuer’s securities shall have been suspended or limited by the Commission, NYSE Amex or the AIM market of the London Stock Exchange, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal or New York authorities; (iii) there has been a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (iv) there shall have occurred any outbreak or escalation of national or international financial markets, or any substantial change or development involving a prospective substantial change in the United Sates’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable to market the Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (v) in the judgment of the Representative there shall have occurred any Material Adverse Effect; or (vi) the Issuer shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative would reasonably be expected to result in a Material Adverse Effect.  Any termination pursuant to this Section 11 shall be without liability on the part of (i) the Issuer to any Underwriter, except that the Issuer shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Section 5 and 11(b) hereof, (ii) any Underwriter to the Issuer or (iii) any party hereto to any other party except that the provisions of Section 8 shall at all times be effective and shall survive such termination.

(b)                                 If this Agreement is terminated by the Representative pursuant to Section 5 or Section 11, or if the sale to the Underwriters of the Shares on the Closing Date or any Option Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuer to perform any agreement herein or to comply with any provision hereof, the Issuer agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses up to an amount equal to $250,000 that shall have been actually incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

12.                                 SUCCESSORS.

This Agreement has been and is made solely for the benefit of the Issuer and Underwriters and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.  No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.                                 INFORMATION PROVIDED BY UNDERWRITERS.

The Issuer and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Issuer for inclusion in any Preliminary Prospectus, Prospectus, Issuer Free Writing Prospectus or the Registration Statement consists of the information contained under the caption “Underwriting” in the Prospectus.

14.                              RESEARCH INDEPENDENCE

In addition, the Issuer acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Issuer and/or the offering that differ from the views of its investment bankers.  The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Issuer by such Underwriters’ investment banking divisions.  The Issuer acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short position in debt or equity securities of the companies which may be the subject to the transactions contemplated by this Agreement.

15.                              NO FIDUCIARY DUTY

Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the underwriters, the Issuer acknowledges and agrees that:

(a)                                  nothing herein shall create a fiduciary or agency relationship between the Issuer and the Underwriters;

(b)                                 the Underwriters are not acting as advisors, expert or otherwise, to the Issuer in connection with this offering, sale of the Shares or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Shares;

(c)                                  the relationship between the Issuer and the Underwriters is entirely and solely commercial, based on arms-length negotiations;

(d)                                 any duties and obligations that the Underwriters may have to the Issuer shall be limited to those duties and obligations specifically stated herein; and

(e)                                     notwithstanding anything in this Underwriting Agreement to the contrary, the Issuer acknowledges that the Underwriters may have financial interests in the success of the Offering that are not limited to the difference between the price to the public and the purchase price paid to the Issuer by the Underwriters for the shares and the Underwriters have no obligation to disclose, or account to the Issuer for, any of such additional financial interests.

The Issuer hereby waives and releases, to the fullest extent permitted by law, any claims that the Issuer may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty.

16.                                 MISCELLANEOUS.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement,  (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Issuer or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

[remainder of page intentionally blank]

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Issuer and the several Underwriters in accordance with its terms.

Very truly yours,

RESACA EXPLOITATION, INC.

By
John J. Lendrum, III
Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed

and accepted as of the date first above written.

RBC CAPITAL MARKETS CORPORATION

As the Representative of the several

Underwriters listed on Schedule I

By: RBC Capital Markets Corporation

By:
Name:
Title:

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Number of Firm Securities
Underwriter	to be Purchased

RBC Capital Markets Corporation
Seymour Pierce Limited
Canaccord Adams Inc.
Madison Williams and Company
Morgan Keegan & Company, Inc.
Natixis Bleichroeder LLC
Pritchard Capital Partners, LLC

Total

SCHEDULE II(a)

Materials Other than the Pricing Prospectus that Comprise the Pricing Disclosure Package:

SCHEDULE II(b)

Issuer Free Writing Prospectuses Not Included in the Pricing Disclosure Package

Schedule III

Parties Entering Into Lock-Up Agreements:

[To Come]

EXHIBIT A

List of Subsidiaries

Subsidiary	Jurisdiction
Resaca Operating Company	Texas
Resaca Acquisition Sub, Inc.	Delaware

EXHIBIT B

Form of Lock-up Agreement

RBC Capital Markets Corporation

As the Representative of the several underwriters,

c/o RBC Capital Markets

One Liberty Plaza, 165 Broadway

New York, New York 10006-1404

Ladies and Gentlemen:

The undersigned understands that RBC Capital Markets Corporation Inc. (the “Representative”), as representative of the several underwriters (the “Underwriters”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase of shares (the “Shares”) of the Common Stock, $[ ] par value per share (the “Common Shares”), of Resaca Exploitation, Inc., a corporation incorporated under the laws of the State of Texas(the “Issuer”), and that the Underwriters propose to reoffer the Shares to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Representative, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the Prospectus relating to the Offering (such 180-day period, as it may be extended below, the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares.  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Issuer issues an earnings release or material news or a material event relating to the Issuer occurs; or (2) prior to the expiration of the 180-day restricted period, the Issuer announces that it will release earnings results during the 16-day period following the last day of the 180-day restricted period, then in each case the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Issuer, as the case may be, unless the Representative waives, in writing, such extension.

The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Issuer and will not consummate such transaction or take any such action unless it has received written confirmation from the Issuer that the Lock-Up Period has expired.

In furtherance of the foregoing, the Issuer and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Issuer notifies the Representative that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Issuer and the Representative will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Issuer and the Representative.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:
Dated: